                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        JULY 11, 1997
                                                 --------------------------


                         SUNSTONE HOTEL INVESTORS, INC.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



         MARYLAND                        0-26304                 52-1891908
--------------------------------------------------------------------------------
(State or other jurisdiction           (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)



 115 CALLE DE INDUSTRIAS, SUITE 201, SAN CLEMENTE, CA                  92672
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code         (714) 361-3900
                                                    ------------------------


                                 NOT APPLICABLE
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 4.           CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANTS

                           Sunstone Hotel Investors, Inc. (the "Company")
                  selected Ernst & Young LLP ("E&Y") on July 11, 1997 for engagement as the Company's independent accountants to report on the Company's consolidated balance sheet as of December 31, 1997, and the related consolidated statement of income, stockholders' equity and cash flows for the year ended December 31, 1997. The decision to select E&Y was approved by the standing Audit Committee (the "Audit Committee") of the Company's Board of Directors, which Audit Committee consists of four of the Company's independent directors. The change in accountants was made in accordance with the Company's policy to periodically solicit bids for the engagement of independent public accountants.

                           Coopers & Lybrand LLP ("Coopers & Lybrand") had acted
                  as the Company's independent accountants prior to July 11, 1997, and was dismissed on that date by the decision of the Audit Committee. None of Coopers & Lybrand's reports on the Company's financial statements for any of the years on which Coopers & Lybrand reported contained an adverse opinion or disclaimer of opinion, nor were the opinions modified as to uncertainty, audit scope or accounting principles, nor were there any events of the type requiring disclosure under Item 304(a)(1)(v) of Regulation S-K under the Securities Act of 1933, as amended. There were no disagreements with Coopers & Lybrand, resolved or unresolved, on any matter of accounting principles, which, if not resolved to Coopers & Lybrand's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its reports.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS


                  (a)      Exhibits.  Exhibit No. 16 - Letter of
                           Coopers & Lybrand regarding change in certifying accountants.


                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   July 17, 1997              SUNSTONE HOTEL INVESTORS, INC.


                                   /s/ ROBERT A. ALTER
                                   --------------------------
                                   Robert A. Alter, President


                                        2